SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                            (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[ X ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant toss.240.14a-12

                         STRONG BALANCED STOCK FUND, INC.
                (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
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(4)  Date Filed:

                        [STRONG FUNDS LETTERHEAD]







                                        January __, 2003



Dear Shareholder:

          We previously mailed to you proxy materials relating to the Special Meeting of Shareholders of the Strong Balanced Asset Fund, scheduled for February 28, 2003 at 9:00 a.m. Central Time. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

          We encourage you to utilize one of the following options today for recording your vote promptly:

          1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll free number listed on the enclosed voting instruction form or proxy card. Have the control number found on your voting instruction form ready when prompted.

          2. VOTE THROUGH THE INTERNET. You may cast your vote using the internet by logging onto the internet address located on the enclosed voting instruction form or proxy card and following the instructions on the website.

         3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

        For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL AND BELIEVE THE PROPOSAL IS IN THE BEST INTEREST OF SHAREHOLDERS OF THE FUND.

        If you have any questions regarding anything contained in this letter, please call D.F. King & Co., Inc., toll free at 1-800-714-3305.







                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

                           [STRONG FUNDS LETTERHEAD]



                                                 February __, 2003


Shareholder Name
Shareholder Address


Dear Shareholder:

          We have tried unsuccessfully to contact you by telephone regarding your investment in the Strong Balanced Asset Fund. The Fund has a shareholder meeting scheduled for Friday, February 28, 2003 at 9:00 a.m., Central Time. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

          Please contact us as soon as possible at our Shareholder Voting line at 1-800-714-3305. For your convenience, telephone voting representatives are available until 11:00 p.m. weekdays to record your vote. The process is quick and simple, and the phone call should take just a few minutes of your time.

          We  ask  that  you  please   contact  us  as  soon  as   possible   at
1-800-714-3305 so that we can record your vote for this important meeting.

          PLEASE NOTE THAT YOUR IMMEDIATE PARTICIPATION WILL SAVE THE FUND A GREAT DEAL OF MONEY IN ADDITIONAL SOLICITATION EFFORTS.

        We look forward to your participation in this important shareholder meeting.



                                                     Respectfully,

                                                     Strong Balanced Asset Fund